EXHIBIT 23.1


Avert, Inc.
301 Remington Street
Fort Collins, CO  80524


                          INDEPENDENT AUDITOR'S CONSENT

     We consent to the  incorporation  by reference of our report dated February
24, 1998 accompanying the financial statements of Avert, Inc to the Form S-8 Registration Statement of Avert, Inc. and to the use of our name and the statements with respect to us, as appearing under the heading "Experts" in the Registration Statement.



                                        /s/ Hein + Associates LLP



                                        HEIN + ASSOCIATES LLP

                                        Denver, Colorado
                                        June 5, 1998